Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of August 10, 2020, by and among Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Parent”), Pelican Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Acquisition Sub”), and certain stockholders of Pfenex Inc., a Delaware corporation (the “Company”), listed on Annex A (each, a “Stockholder”), each an owner of Company Common Stock.

W I T N E S S E T H:

WHEREAS, as of the date hereof, each Stockholder on Annex A is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Company Common Stock, Company Preferred Stock, and Company Options set forth opposite such Stockholder’s name (all such Company Preferred Stock, Company Common Stock, and Company Options that are outstanding as of the date hereof, together with any Company Preferred Stock, Company Common Stock, and Company Options that are hereafter issued to or otherwise directly or indirectly acquired or beneficially owned by such Stockholder prior to the termination of this Agreement, including pursuant to any purchase right under the Company ESPP, exercise of Company Options, acquisition by purchase, or stock dividend, distribution, split-up, recapitalization, combination or similar transaction, collectively, the “Subject Securities”);

WHEREAS, Parent, Acquisition Sub and the Company are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”) which provides, among other things, for Acquisition Sub to commence a tender offer (the “Offer”) for all of the issued and outstanding shares of Company Common Stock and following the consummation of the Offer, the merger of Acquisition Sub with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement, and the other definitional and interpretative provisions set forth in 9.1 of the Merger Agreement shall apply hereto as if such provisions were set forth herein; and

WHEREAS, as a condition to the willingness of Parent and Acquisition Sub to enter into the Merger Agreement and as an inducement in consideration therefor, each Stockholder has agreed to enter into this Agreement and tender and vote such Stockholder’s Subject Securities as described herein.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a)    A Stockholder is deemed to “own” or to have acquired “ownership” of a security if such Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(b)    “Termination Date” means the earliest of (i) the date upon which the Merger Agreement is validly terminated in accordance with Section 8.1 of the Merger Agreement, (ii) the Effective Time, (iii) the date of entry, without the prior written consent of such Stockholder, into any amendment or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that reduces the amount, changes the form of, or otherwise reduces the consideration payable to such Stockholder under the Merger Agreement as in effect on the date hereof and (iv) the mutual written consent of Parent, Acquisition Sub and Stockholders holding a majority of the Subject Securities.

(c)    “Support Period” means the period commencing on (and including) the date of this Agreement and ending on (and including) the Termination Date.

(d)    A Person is deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent or Acquisition Sub; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, Lien of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent or Acquisition Sub; or (iii) reduces such Person’s beneficial ownership of or interest in such security.

SECTION 2. TENDER OF SUBJECT SECURITIES

2.1    Tender of Subject Securities. Unless this Agreement shall have been terminated in accordance with its terms or the Offer expires or is terminated or withdrawn, in each case, in accordance with the terms of the Merger Agreement and the terms of the Offer and the Offer Documents, such Stockholder hereby agrees to tender the Subject Securities or cause such Stockholder’s Subject Securities to be tendered, free and clear of all Liens, into the Offer promptly following, and in any event no later than the tenth (10th) Business Day following the commencement of the Offer and the Offer Documents being made publicly available on the SEC’s EDGAR database (the “Deadline”). Without limiting the generality of the foregoing, such Stockholder shall (a) deliver pursuant to the terms of the Offer (i) a letter of transmittal with respect to such Stockholder’s Subject Securities complying with the terms of the Offer and the Offer Documents, (ii) a certificate (or affidavits of loss in lieu thereof and such other documentation that may be reasonably requested by the Payment Agent) representing such Subject Securities or an “agent’s message” (or such other evidence, if any, of transfer as the Payment Agent may reasonably request) in the case of Uncertificated Shares, and (iii) all other documents or instruments required to be delivered by stockholders of the Company pursuant to the terms of the Offer and the Offer Documents or (b) instruct such Stockholder’s broker or such other Person that is the holder of record of any Subject Securities beneficially owned by such Stockholder to tender such Subject Securities pursuant to and in accordance with clause (a) of this Section 2.1 and the terms of the Offer and the Offer Documents. If such Stockholder acquires Subject Securities after the Deadline, unless this Agreement shall have been terminated in accordance with its terms or the Offer expires or is terminated or withdrawn, in each case, in accordance with the terms of the Merger Agreement, such Stockholder shall promptly tender or cause to be tendered such Subject Securities prior to the earlier of (x) three (3) Business Days following the date that the Stockholder acquires such Subject Securities and (y) the Expiration Time. Unless this Agreement shall have been terminated in accordance with its terms or the Offer expires or is terminated or withdrawn, in each case, in accordance with the terms of the Merger Agreement, such Stockholder will not withdraw the Subject Securities, or cause the Subject Securities to be withdrawn, from the Offer at any time. For purposes of this Section 2.1, Subject Securities shall not include any Company Options that are not exercised during the Support Period.

2.2    No Obligation to Exercise. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall obligate any Stockholder to exercise any Company Option or any other right to acquire any shares of Company Common Stock.

2.3    Return of Subject Securities. If (a) the Offer is terminated or withdrawn by Parent and Acquisition Sub or (b) this Agreement is terminated prior to the purchase of the Subject Securities in the Offer, Parent and Acquisition Sub shall promptly return, and shall cause any depository acting on behalf of Parent and Acquisition Sub to return, all Subject Securities tendered by such Stockholder in the Offer to such Stockholder.

SECTION 3. VOTING OF SHARES; PROXY

3.1    Voting of Shares. For so long as Stockholder is obligated to tender any Subject Securities in accordance with Section 2.1 and such Subject Securities have not been returned to Stockholder in accordance with Section 2.3, each Stockholder hereby irrevocably and unconditionally agrees that, during the Support Period, at any meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in any action by written consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall cause the Subject Securities (other than Company Options that are not exercised during the Support Period) to be counted as present thereat for purposes of establishing a quorum at any such meeting and to be voted:

(a)    if any vote is required by the Company’s stockholders pursuant to the DGCL, in favor of (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof; (ii) each of the other transactions contemplated thereby; (iii) any other transaction pursuant to which Parent or any subsidiary thereof proposes to acquire the Company (whether by tender offer or merger) in which the stockholders of the Company would receive aggregate consideration per share of Company Common Stock equal to or greater than the consideration to be received by such stockholders in the Offer and the Merger; (iv) any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for (A)] the approval and adoption of the Merger Agreement and the other transactions contemplated thereby or (B) such other transactions as specified in clause (iii) above, in each case, on the date on which such meeting is held; and/or (v) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement, which is considered at any such meeting of the Company’s stockholders.

(b)    against (i) any action or agreement which is intended or would reasonably be expected to impede, delay, postpone, interfere with, nullify or prevent, in each case, in any material respect, the Offer or the Merger, including, but not limited to, any other extraordinary corporate transaction, including, a merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend or liquidation involving the Company and any Person (other than Parent, Acquisition Sub or their Affiliates), or any other proposal of any Person (other than Parent, Acquisition Sub or their Affiliates) to acquire the Company or all or substantially all of the assets thereof; (ii) any amendment to the certificate of incorporation or bylaws of the Company; (iii) any material change to the capitalization of the Company; (iv) any change in a majority of the directors of the Company Board; and/or (v) any action, proposal, transaction or agreement that would reasonably be expected to result in the occurrence of any condition set forth in Section 1.1(b) to the Merger Agreement or result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement;

(c)    against any action or agreement that would reasonably be expected to result in a breach of Section 5.2 of the Merger Agreement; and

(d)    against any Acquisition Proposal and any action in furtherance of any Acquisition Proposal, in each case, other than the Merger, the Merger Agreement, the transactions contemplated thereby and any action in furtherance thereof.

3.2    Grant of Proxy. During the Support Period, each Stockholder hereby shall revoke or cause to be revoked any proxies that such Stockholder has heretofore granted with respect to the Subject Securities. Solely with respect to the matters described in Section 3.1, during the Support Period, such Stockholder hereby irrevocably grants to, and appoints, Parent, the Chief Executive Officer of Parent and any designee thereof, as such Stockholder’s proxy and attorney-in-fact, for and in the name, place and stead of such Stockholder, to (i) attend any meeting of the stockholders of the Company on behalf of such Stockholder with respect to the matters set forth in Section 3.1, (ii) cause such Stockholder’s Subject Securities to be counted as present for purposes of establishing a quorum at any such meeting, and (iii) vote all Subject Securities, or grant or withhold a consent or approval in respect of the Subject Securities, or issue instructions to the record holder of such Stockholder’s Subject Securities to do any of the foregoing, in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of the stockholders of the Company with respect to the matters set forth in Section 3.1, in a manner consistent with the provisions of Section 3.1. During the Support Period, such Stockholder authorizes Parent, the Chief Executive Officer of Parent and any designee thereof, as proxy and attorney-in-fact, to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company. Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3.2 is given in connection with the execution of the Merger Agreement and granted in consideration of and as an inducement to Parent and Acquisition sub to enter into the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement, subject to the termination of this Agreement pursuant to Section 8.13; provided that such irrevocable proxy set forth in this Section 3.2 shall only be granted if such Stockholder fails to vote in accordance with Section 3.1 herein. Each Stockholder hereby further affirms that the proxy set forth in this Section 3.2 is coupled with an interest, is intended to be irrevocable (and as such shall survive and shall not be affected by the death, incapacity, mental illness or insanity of such Stockholder, as applicable), subject, however, to its automatic termination upon the termination of this Agreement pursuant to Section 8.13. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement.

3.3    Retention of Voting Power. During the Support Period, each Stockholder shall not enter into any agreement or understanding with any Peron to vote or give instructions in a manner inconsistent with the obligations set forth in Section 3.1 of this Agreement. Such Stockholder shall retain at all times the right to vote all Subject Securities in such Stockholder’s sole discretion, on any matters other than those set forth in Section 3.1 of this Agreement that are presented for consideration to the Company’s stockholders generally.

SECTION 4. WAIVER OF APPRAISAL RIGHTS

Such Stockholder hereby (a) irrevocably and unconditionally waives, and agrees not to exercise or assert, on its own behalf or on behalf of any other holder of Company Common Stock, any rights of appraisal, any dissenters’ rights or any similar rights relating to the Merger that such Stockholder may have by virtue of, or with respect to, the Subject Securities and (b) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Acquisition Sub, the Company or any of their respective successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Each Stockholder hereby represents and warrants (severally and not jointly) to each of Parent and Acquisition Sub as follows:

5.1    Authorization, etc. Such Stockholder has the right, authority and legal capacity to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. This Agreement has been executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by Parent and Acquisition Sub, constitutes the legal, valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Limitations. If such Stockholder is not a natural person, such Stockholder is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation or organization and the consummation of the transactions contemplated hereby are within such Stockholder’s entity powers and have been duly authorized by all necessary entity actions on the part of such Stockholder.

5.2    No Conflicts or Consents.

(a)    The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not: (i) conflict with or violate (A) any law, rule, regulation, order, decree or judgment applicable to such Stockholder or by which such Stockholder or any of such Stockholder’s properties is or may be bound or (B) if such Stockholder is not a natural person, the governing documents of such Stockholder; (ii) result in or constitute (with or without notice or lapse of time) any material breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Lien on any of the Subject Securities pursuant to any Contract, Order or other instrument binding on such Stockholder or by which such Stockholder or any of such Stockholder’s properties is or may be bound or affected, other than, in the case of clause (ii), where any such conflict, violation, breach, default or right would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by such Stockholder of any of its obligations under this Agreement.

(b)    The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder will not, require any filing with, nor any permit, authorization, consent or approval of, any Person, other than where the failure to make such filings or obtain such permits, authorizations, consents or approvals would not, individually or in the aggregate, prevent or delay the performance by such Stockholder of any of its obligations under this Agreement. No consent of, or registration, declaration or filing with, any Governmental Authority is required to be obtained or made by or with respect to such Stockholder in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement or where the failure to obtain such consents or make such registrations, declarations or filings would not, individually or in the aggregate, prevent or materially delay the performance by such Stockholder of any of its obligations under this Agreement.

5.3    Title to Shares. Annex A attached hereto sets forth a complete and correct list of all Subject Securities (including the number of shares of Company Common Stock, Company Preferred Stock, and Company Options) held of record and beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Stockholder as of the date of this Agreement. Such Stockholder has good and valid title to the Subject Securities set forth opposite such Stockholders name on Annex A hereto, free and clear of any Liens (other than those restrictions imposed by applicable securities law).

5.4    Voting Power. Other than as provided in this Agreement, such Stockholder (together with such Stockholder’s spouse if such Stockholder is married and the Subject Securities constitute community property under applicable Law) has full voting power with respect to the Subject Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Securities. None of such Stockholder’s Subject Securities are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder.

5.5    Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Securities) that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder in any material respect.

5.6    Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of such Stockholder, on behalf of such Stockholder.

5.7    Reliance. Such Stockholder and its Representatives have reviewed and understand the terms of this Agreement and the Merger Agreement, and such Stockholder has had the opportunity to consult with such Stockholder’s counsel in connection with this Agreement. Such Stockholder understands and acknowledges that Parent and Acquisition Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

Each of Parent and Acquisition Sub hereby, jointly and severally, represents and warrants to each Stockholder as follows:

6.1    Organization. Each of Parent and Acquisition Sub is a corporation duly incorporated, validly existing and in good standing under Delaware Law, and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to be in good standing would not, individually or in the aggregate, prevent or materially delay the consummation by Parent or Acquisition Sub of the transactions contemplated hereby or the performance by Parent or Acquisition Sub of their respective covenants and obligations hereunder. Parent and Acquisition Sub are in compliance in all material respects with their respective certificates of incorporation and bylaws.

6.2    Authorization, etc. Each of Parent and Acquisition Sub has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of Parent and Acquisition Sub and, assuming due authorization, execution and delivery by the Stockholders, constitutes the legal, valid and binding obligations of Parent and Acquisition Sub, enforceable against Parent and Acquisition Sub in accordance with its terms, subject to the Enforceability Limitations.

6.3    No Conflicts or Consents. The execution and delivery of this Agreement by Parent and Acquisition Sub do not, and the performance of this Agreement by Parent and Acquisition Sub will not: (a) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Parent and Acquisition Sub or by which Parent or Acquisition Sub or any of their respective properties is or may be bound; (b) conflict with or violate the certificates of incorporation or bylaws of Parent or Acquisition Sub; or (c) require any filing with, nor any permit, authorization, consent or approval of, any Person or require any consent of, or registration, declaration or filing with, any Governmental Authority, other than (i) any applicable requirements of the Exchange Act, NYSE American, and the DGCL, (ii) as required by Antitrust Law, and (iii) as contemplated by the Merger Agreement (including schedules thereto), except, in the case of clauses (a)–(c), as would not, individually or in the aggregate, prevent or materially delay the performance by Parent or Acquisition Sub of any of their obligations under this Agreement.

SECTION 7. COVENANTS OF STOCKHOLDER

Each Stockholder hereby covenants and agrees that until the termination of this Agreement:

7.1    Stockholder Information. Such Stockholder hereby consents to and authorizes Parent and Acquisition Sub to publish and disclose in the Offer Documents, in addition to all other documents and schedules filed or furnished with the SEC, and any press release or other disclosure document that Parent or Merger Sub reasonably determines to be necessary in connection with the Offer, the Merger and the other Transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Securities, the existence of this Agreement and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement. Such Stockholder acknowledges that Parent and Acquisition Sub may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority. Such Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Stockholder shall become aware that any such information shall have become false or misleading in any material respect.

7.2    Further Assurances.

(a)    From time to time and without additional consideration, such Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement and as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Agreement.

(b)    Such Stockholder shall not enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would restrict, limit or interfere in any material respect with the performance of any of such Stockholder’s obligations hereunder.

7.3    Transfer of Subject Securities.

(a)    During the Support Period, such Stockholder shall not cause or permit any Transfer of any of the Subject Securities. Without limiting the generality of the foregoing, during the Support Period, such Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer other than the Offer. Notwithstanding anything in this Agreement to the contrary, Stockholders shall be permitted to Transfer Subject Securities (i) to any of its Affiliates or any member of such Stockholder’s immediate family (i.e., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild), (ii) to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, (iii) by will or operation of law, (iv) in connection with or for the purpose of personal tax-planning or estate-planning, or (v) for charitable purposes or as charitable gifts or donations; provided, that a Transfer referred to in clause (i) through (v) of this Section 7.3(a) shall be permitted only if the transferee agrees in writing to be bound by the terms of this Agreement. In addition, notwithstanding anything in this Agreement to the contrary, each Stockholder may make with respect to such Stockholder’s Company Options, Transfers (or cancellations) of the underlying Subject Securities (A) in payment of the exercise price of such Stockholder’s Company Options or (b) in order to satisfy Taxes applicable to the exercise of such Stockholder’s Company Options. With respect to any Transfer permitted under this Section 7.3(a), if so requested by Parent, such Stockholder agrees that the Subject Securities shall bear a legend stating that such Subject Securities are subject to this Agreement (provided, such legend shall be removed upon the valid termination of this Agreement).

(b)    Such Stockholder further hereby agrees that it will not request that the Company register the Transfer of any certificate or uncertificated interest representing any of the Subject Securities, unless such Transfer is made in compliance with this Agreement. In furtherance of this Agreement, concurrently herewith, such Stockholder shall, and hereby does authorize the Company or its counsel to, notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of such shares).

7.4    Spousal Consent. If Stockholder is a married individual and any of the Subject Securities constitutes community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, such Stockholder shall deliver to Parent and Acquisition Sub, concurrently herewith, a duly executed consent of such Stockholder’s spouse, in the form attached hereto as Annex B.

7.5    Transfer of Voting Rights. During the Support Period, each Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities, in each case that would impair such Stockholder’s obligations under Section 3 of this Agreement.

7.6    Public Announcement. Except as required by applicable Law (including without limitation the filing of a Schedule 13D with the SEC which may include this Agreement as an exhibit thereto), such Stockholder shall not issue any press release or make any public statement with respect to the transactions contemplated by this Agreement or the Merger Agreement without the approval of Parent.

7.7    Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock of the Company that affects the Subject Securities, the terms of this Agreement shall apply to the resulting securities.

SECTION 8. MISCELLANEOUS

8.1    Survival of Representations, Warranties and Agreements. Except as otherwise set forth herein, all representations, warranties, covenants and agreements in this Agreement, and all rights and remedies with respect thereto, shall terminate at the Effective Time.

8.2    Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

8.3    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received (a) three (3) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (c) immediately upon delivery by hand, by facsimile (with a written or electronic confirmation of delivery) or by e-mail (so long as a receipt with respect to such e-mail is requested and received) to (x) if to Parent or Acquisition Sub, in accordance with the provisions of the Merger Agreement and (y) if to a Stockholder, to such Stockholder’s address or e-mail address set forth on a signature page hereto, or to such other address or e-mail address as such party may hereafter specify in writing for the purpose by notice to each other party hereto.

8.4    Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

8.5    Entire Agreement; Amendment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. No amendment or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by all parties. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Parent, Acquisition Sub and such Stockholder. No agreement, understanding or arrangement of any nature regarding the subject matter of this Agreement shall be deemed to exist between Parent, Acquisition Sub and such Stockholder unless and until this Agreement has been duly and validly executed on behalf of Parent, Acquisition Sub and such Stockholder.

8.6    Assignment; No Third Party Beneficiaries. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Without limiting any of the restrictions set forth in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement, expressed or implied, is intended to confer on any Person, other than the parties hereto, any rights or remedies of any nature (including the right to rely upon the representations and warranties set forth herein).

8.7    Independence of Obligations; Stockholder Obligation Several and Not Joint. The covenants and obligations of such Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between such Stockholder, on the one hand, and the Acquisition Sub and Parent, on the other. The existence of any claim or cause of action by such Stockholder against the Acquisition Sub or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against such Stockholder. The obligations of each Stockholder under this Agreement are several and not joint, and no Stockholder shall have any liability or obligation under this Agreement for any breach hereunder by any other Stockholder. Each of Parent and Acquisition Sub, on the one hand, and each Stockholder, on the other, shall be entitled to enforce its rights under this Agreement against the other, and it shall not be necessary for any other Stockholder to be joined as an additional party in any proceeding for such purpose. No Stockholder may enforce this Agreement against any other Stockholder party hereto. A default by any Stockholder of its obligations pursuant to this Agreement shall not relieve any other Stockholder of any of its obligations to Parent and/or Acquisition Sub under this Agreement.

8.8    Specific Performance. The parties hereto acknowledge that money damages would be an inadequate remedy for any breach of this Agreement by any party hereto, and that the obligations of the parties hereto shall be enforceable by any party hereto through injunctive or other equitable relief exclusively in the Chosen Courts, and any such injunction or other form of equitable relief shall be in addition to any other remedy to which any party is entitled, at law or in equity. In connection with any action for specific performance, each party hereby irrevocably waives any requirement for proof of actual damages or the securing or posting of any bond in connection with the remedies referred to in this Section 8.8.

8.9    Governing Law.

(a)    This Agreement shall be governed by and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws, whether of the State of Delaware or any other jurisdiction.

(b)    Each party hereto: (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the transactions contemplated by this Agreement or any claim or cause of action arising in connection with this Agreement or the negotiation hereof, for and on behalf of itself or any of its properties or assets, in accordance with Section 8.3 or in such other manner as may be permitted by applicable Law, but nothing in this Section 8.9 shall affect the right of any party hereto to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive jurisdiction of the Chosen Courts in the event any dispute or controversy arises out of or relating to this Agreement or the transactions contemplated in this Agreement or the negotiation of this Agreement, or for recognition and enforcement of any judgment in respect thereof; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceedings arising in connection with or relating to this Agreement or the transactions contemplated in this Agreement or the negotiation of this Agreement shall be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (iv) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or the negotiation hereof in any court other than the Chosen Courts. Each of Parent, Acquisition Sub and Stockholder agrees that a final judgment in any Legal Proceeding in the Chosen Courts shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

8.10    WAIVER OF JURY TRIAL. EACH OF PARENT, ACQUISITION SUB AND STOCKHOLDER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH OF PARENT, ACQUISITION SUB AND STOCKHOLDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, ACQUISITION SUB OR STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

8.11    Counterparts. This Agreement and any amendments to this Agreement may be executed in one or more textually identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

8.12    Waiver. No failure on the part of Parent or Acquisition Sub to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent or Acquisition Sub in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither Parent nor Acquisition Sub shall be deemed to have waived any claim available to Parent or Acquisition Sub arising out of this Agreement, or any power, right, privilege or remedy of Parent or Acquisition Sub under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent or Acquisition Sub, as applicable; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

8.13    Termination. This Agreement and all rights and obligations of the parties hereunder and thereunder shall terminate, and no party shall have any rights or obligations hereunder and thereunder, and this Agreement shall become null and void on, and have no further effect as of, immediately after the Termination Date. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (a) nothing set forth in this Section 8.13 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof and (b) the provisions of this Section 8 shall survive any termination of this Agreement.

8.14    Directors and Officers. This Agreement applies to Stockholder solely in such Stockholder’s capacity as a holder of Subject Securities, and not to Stockholder or any Representative of Stockholder serving as a director or officer of the Company in such capacity. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the exercise of his or her fiduciary duties as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

8.15    No Ownership Interest. All rights, ownership and economic benefits of and relating to the Subject Securities at a given time shall remain vested in and belong to Stockholder as of such time, and Parent shall have no authority to exercise any power or authority to direct Stockholder in the voting of any of the Subject Securities, except as otherwise specifically provided herein, or in the performance of Stockholder’s duties or responsibilities as a stockholder of the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

LIGAND PHARMACEUTICALS INCORPORATED

By:	/s/ Charles S. Berkman

Name:	Charles S. Berkman

Title:	Senior Vice President, General Counsel and Secretary

PELICAN ACQUISITION SUB, INC.

By:	/s/ Charles S. Berkman

Name:	Charles S. Berkman

Title:	Senior Vice President, General Counsel and Secretary

[Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

STOCKHOLDER

/s/ Evert B. Schimmelpennink Signature

Evert B. Schimmelpennink Printed Name

Address:

Email:

[Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

STOCKHOLDER

/s/ Phillip M. Schneider Signature

Phillip M. Schneider Printed Name

Address:

Email:

[Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

STOCKHOLDER

/s/ Martin Brenner Signature

Martin Brenner Printed Name

Address:

Email:

[Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

STOCKHOLDER

/s/ Patrick K. Lucy Signature

Patrick K. Lucy Printed Name

Address:

Email:

[Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

STOCKHOLDER

/s/ Lorianne Masuoka Signature

Lorianne Masuoka Printed Name

Address:

Email:

[Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

STOCKHOLDER

/s/ Magda Marquet Signature

Magda Marquet Printed Name

Address:

Email:

[Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

STOCKHOLDER

/s/ Jason Grenfell-Gardner Signature

Jason Grenfell-Gardner Printed Name

Address:

Email:

[Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

STOCKHOLDER

/s/ Robin Campbell Signature

Robin Campbell Printed Name

Address:

Email:

[Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

STOCKHOLDER

/s/ John Taylor Signature

John Taylor Printed Name

Address:

Email:

[Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

STOCKHOLDER

/s/ Shawn Scranton Signature

Shawn Scranton Printed Name

Address:

Email:

[Tender and Support Agreement]

ANNEX A*

Stockholder/Address**	Subject Securities	Company Common Stock	Vested Company Options	Unvested Company Options
John M. Taylor	115,000	—	97,000	18,000
Robin D. Campbell	133,000	5,000	110,000	18,000
Phillip M. Schneider	139,000	11,000	110,000	18,000
Jason Grenfell-Gardner	89,000	10,000	61,000	18,000
Lorianne Masuoka	43,000	—	25,000	18,000
Magda Marquet	43,000	—	25,000	18,000
Evert B. Schimmelpennink	1,096,720	26,658	496,915	573,147
Patrick K. Lucy	488,111	90,246	271,691	126,174
Shawn Scranton	155,000	—	44,333	110,667
Martin Brenner	123,000	—	27,333	95,667

*	These numbers are as of August 9, 2020.
**	Unless otherwise noted the Stockholder’s address is c/o Pfenex Inc. 10790 Roselle St. San Diego, CA 92121.

ANNEX B

CONSENT OF SPOUSE

In consideration of the execution of that certain Tender and Support Agreement, (the “Tender and Support Agreement”), dated as of [●], 2020, by and among [●], a Delaware corporation (“Parent”), [●], a Delaware corporation and a wholly-owned Subsidiary of Parent, and each of the Persons set forth on Annex A thereto (each, a “Stockholder”), I, the undersigned, spouse of the Stockholder, have been given a copy of, and have had an opportunity to review, the Tender and Support Agreement and clearly understand the provisions contained therein.

I hereby approve the Tender and Support Agreement and appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Tender and Support Agreement. I agree to be bound by and accept the provisions of the Tender and Support Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Subject Shares (as defined in the Tender and Support Agreement) held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of the Tender and Support Agreement.

(Signature)

Name:
(Please Print)

Dated: